                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            AFFILIATED NETWORKS, INC.
                (Name of Registrant as Specified in its Charter)


                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:


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


                            AFFILIATED NETWORKS, INC.
                      2701 South Bayshore Drive, 5th Floor
                          Coconut Grove, Florida 33133

                    Notice of Special Meeting of Stockholders
                         To Be Held on November 16, 1999

         A Special Meeting of Stockholders (the "Special Meeting") of Affiliated Networks, Inc. (the "Company") will be held at the offices of the Company at 2701 South Bayshore Drive, 5th Floor, Coconut Grove, Florida 33133, on Tuesday, November 16, 1999, at 10:00 a.m., for the following purposes:

         (1) To approve an amendment to the Company's Amended and Restated Articles of Incorporation (the "Amended Articles of Incorporation"), to change the name of the Company to "MAREX.com, Inc." (the "Name Change Amendment");

         (2) To approve the amendment and restatement of the Company's Amended and Restated 1997 Stock Option Plan (the "Restated Plan"), to increase the maximum number of shares which may be subject to options granted under the Restated Plan by 2,000,000 shares; and

         (3) To transact any other business that properly comes before the Special Meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on October 12, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

         Whether or not you expect to be present, the Company requests that you sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope. No postage is required if mailed in the United States.

         All stockholders are cordially invited to attend the Special Meeting.

                                     By Order of the Board of Directors,

                                    /s/ David A. Schwedel
                                    DAVID A. SCHWEDEL
                                    Chief Executive Officer,
                                    President and Director

Coconut Grove, Florida
October __, 1999

                            AFFILIATED NETWORKS, INC.

                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF STOCKHOLDERS

                                NOVEMBER 16, 1999

         Affiliated Networks, Inc., a Florida corporation (the "Company"), is furnishing this Proxy Statement to its stockholders in connection with the solicitation of proxies to be voted at a Special Meeting of Stockholders (the "Special Meeting") of the Company to be held on Tuesday, November 16, 1999 at 10:00 a.m. Proxies will be used for the following purposes: (1) to approve an amendment to the Company's Amended and Restated Articles of Incorporation (the "Amended Articles of Incorporation"), to change the name of the Company to "MAREX.com, Inc." (the "Name Change Amendment"); (2) to approve the amendment and restatement of the Company's Amended and Restated 1997 Stock Option Plan (the "Restated Plan"), to increase the maximum number of shares which may be subject to options granted under the Restated Plan by 2,000,000; and (3) to transact any other business that properly comes before the Special Meeting. The approximate date on which this Proxy Statement and accompanying form of proxy will first be sent to the Company's stockholders is October __, 1999.

         THIS SOLICITATION IS MADE ON BEHALF OF THE COMPANY BY THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD OF DIRECTORS" OR THE "BOARD"). Costs of the solicitation will be paid by the Company. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders.

         Holders of record of Common Stock, par value $.01 per share (the "Common Stock"), of the Company as of the close of business on October 12, 1999 are entitled to receive notice of, and to vote at, the Special Meeting. The outstanding Common Stock is the only class of securities of the Company entitled to vote at the Special Meeting, and each share of Common Stock entitles its holder to one vote. Stockholders are not permitted to cumulate their shares for the purpose of voting. At the close of business on October 12, 1999, there were ___________ shares of Common Stock issued and outstanding.

         Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received in time to be voted at the Special Meeting (and not revoked before they are voted) will be voted "FOR" (i) the Name Change Amendment, and (ii) the Restated Plan. If any other business properly comes before the Special Meeting and is submitted to a vote of stockholders, then proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. A stockholder may revoke his or her proxy at any time before exercise by delivering to the Secretary of the Company a written notice of such revocation, by filing with the Secretary of the Company a duly executed proxy bearing a later date, or by voting in person at the Special Meeting.

         Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Special Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The Name Change Amendment, the Restated Plan and all other proposals which properly come before the Special Meeting will be approved by a favorable vote of a majority of the shares, cast at the Special Meeting, providing that a quorum is present. Therefore, as to the Name Change Amendment, the Restated Plan and any other proposals to come before the Special Meeting, abstentions and broker non-votes will have the same effect as a vote against such proposals.

         The principal executive offices of the Company are located at 2701 South Bayshore Drive, 5th Floor, Coconut Grove, Florida 33133. The Company's telephone number is (305) 285-2003.

                                 PROPOSAL NO. 1

              APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED
                   ARTICLES OF INCORPORATION OF THE COMPANY TO
                         CHANGE THE NAME OF THE COMPANY

         The Board of Directors of the Company has unanimously approved and directed that there be submitted to stockholders for their approval an amendment to Article I of the Amended Articles of Incorporation to change the name of the Company to "MAREX.com, Inc." To effect such a change, Article I of the Company's Amended Articles of Incorporation will be amended to read in its entirety as follows:

                                   "ARTICLE I

                                NAME AND ADDRESS
                                ----------------

         The name of this Corporation is MAREX.COM, INC. and its principal place of business is the Coconut Grove Bank Building, 5th Floor, 2701 South Bayshore Drive, Coconut Grove, Florida 33133."

         The Name Change Amendment, if approved by stockholders, will become effective on the date the Name Change Amendment is filed with the Secretary of the State of Florida. The Company anticipates that the filing to effect the Name Change Amendment will be made as soon after the Special Meeting as practicable.

         The Board of Directors has determined that a change in the Company's name is advisable due to the Company's decision to focus its business towards its internet-based services and products for the marine industry. Previously, the Company also focused on the publishing of research reports, stock handbooks and global industry guides. The Board of Directors has decided that a change of the Company's name will serve to emphasize the Company's shift in business focus.

         The change in name will not affect the validity of currently outstanding stock certificates. The Company's current shareholders will not be required to surrender or exchange any stock certificates that they now hold and should not send such certificates to the Company or its transfer agent.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the Name Change Amendment requires the affirmative vote of a majority of all of the issued and outstanding shares of the Common Stock entitled to vote thereon. Accordingly, abstentions and broker non-votes will have the effect of a vote against this proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NAME CHANGE AMENDMENT. PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE NAME CHANGE AMENDMENT UNLESS STOCKHOLDERS DESIGNATE OTHERWISE.

                                 PROPOSAL NO. 2

                APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
                     AMENDED AND RESTATED 1997 STOCK OPTION
                                      PLAN

         The Board adopted, and the shareholders approved, the Company's 1997 Stock Option Plan in January 1997. The Company amended and restated such plan in January 1999 (as so amended and restated, the "Restated Plan"). The Board has ratified the Committee's adoption of the further amendment and restatement of the Restated Plan to increase the maximum number of shares available for grants under the Restated Plan from 2,000,000 shares to 4,000,000 shares.

         The Restated Plan has authorized for issuance pursuant to the exercise of options granted under the Restated Plan a total of 2,000,000 shares of Common Stock (subject to adjustment for certain capital changes as described below). As of September 28, 1999, options to purchase 1,471,500 shares of Common Stock were outstanding or approved to be granted under the Restated Plan, and 322,500 shares have been issued pursuant to options exercised under the Restated Plan since its inception. As of September 28, 1999, 206,000 shares of Common Stock remain available for future grants of options under the Restated Plan.

         The Restated Plan, as most recently amended and restated, is described below and attached as an exhibit hereto. Such amendment and restatement of the Restated Plan is effective as of October 1, 1999, subject to stockholder approval at the Special Meeting. If such amendment and restatement of the Restated Plan is not approved by the stockholders, the Restated Plan shall continue in effect as it existed immediately prior to the adoption of such amendment and restatement.

         The purpose of the Restated Plan is to promote the interest of the Company and its shareholders through awards of options to purchase shares of the Common Stock to selected groups of employees, directors or consultants of the Company, which will further the development and financial success of the Company. The Board and the Committee believe that the amendment and restatement of the Restated Plan submitted for approval by the stockholders at the special meeting will enable the Company to continue to provide appropriate performance incentives to selected employees, directors and consultants of the Company for the benefit of the Company and its stockholders.

SUMMARY OF THE RESTATED PLAN

         The following summary of the Restated Plan, which incorporates the changes proposed to be approved by the stockholders at the Special Meeting, is qualified in its entirety by reference to the Restated Plan itself, which appears as an exhibit to this Proxy Statement.

         The Restated Plan authorizes the granting of options to purchase up to 4,000,000 shares, in the aggregate (subject to adjustment for certain capital changes as described below), of Common Stock, to selected employees, directors or consultants of the Company. The shares of Common Stock that may be acquired upon the exercise of options granted under the Restated Plan may be authorized and unissued shares of Common Stock or previously issued shares acquired by the Company or its subsidiary. The Company's shareholders will not have any preemptive right to purchase or subscribe for any Common Stock by reason of the reservation and issuance of Common Stock under the Restated Plan. If any option granted under the Restated Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Restated Plan.

         The Restated Plan is administered by a Committee, which consists of not less than three directors designated by the Board, or, if a Committee is not so designated, the Restated Plan is administered by the Board. Subject to the provisions of the Restated Plan, the Committee in its sole discretion determines the eligible individuals to whom options are granted under the Restated Plan and the number of shares of Common Stock covered by each such option. In addition, the Committee has discretionary authority to construe and interpret the Restated Plan and option agreements and determine questions concerning eligibility to receive options under the Restated Plan. The acts of the Committee are final, conclusive and binding on all persons under the Restated Plan or any option agreement.

         Options granted under the Restated Plan are set forth in a written option award agreement between the Company and the recipient of such option (referred to as an "optionee"). Such an agreement contains such terms and conditions as the Committee prescribes, consistent with the Restated Plan, including the option exercise price, term and any restrictions on the exercisability of the option. Options granted under the Restated Plan are either "incentive stock options" ("ISOs"), which are intended to qualify for special income tax treatment, or stock options other than ISOs, as determined by the Committee in its discretion. However, non-employee directors and consultants of the Company are not eligible to receive ISOs.

         Under the Restated Plan, the option price per share of Common Stock is determined by the Committee, subject to the requirement that the option price of any ISO granted under the Restated Plan may not be less than the greater of (a) thirty-three cents ($0.33), (b) the book value per share of the Common Stock on the date that the ISO is granted, and (c) the fair market value per share of Common Stock on the ISO's grant date. The Restated Plan generally defines "fair market value" as the average of the high and low reported sale prices of the Common Stock on the relevant date on the principal exchange on which the Common Stock is listed or traded, or, if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices for the Common Stock on the relevant date as reported by Nasdaq National Market (or any successor or similar quotation system regularly reporting the market value of the Common Stock in the over-the-counter market), or, if neither such method is practicable, another reasonable valuation method selected by the Committee. The exercise price of an option may be paid by: check, money order, or wire transfer, subject to any legal restrictions; delivery of already owned shares of Common Stock having a fair market value equal to the exercise price; in accordance with any "cashless exercise" program established by the Committee; a combination of the foregoing; or in any other manner prescribed by the Committee and permitted by applicable law. Cash proceeds received by the Company on the exercise of options granted under the Restated Plan constitute general funds of the Company.

         Except as otherwise permitted by the Committee in accordance with the Restated Plan, no option granted under the Restated Plan is assignable or transferable, other than by will or by the laws of descent and distribution, and during the lifetime of an optionee, an option is exercisable only by such optionee. Options granted under the Restated Plan generally become exercisable in equal installments over a four-year period commencing with the date of grant and expire on the fifth anniversary of the grant date. However, the Committee may prescribe different exercise terms for options granted under the Restated Plan, subject to the requirement that no option may be exercised after the expiration of ten years from the date it was granted under the Restated Plan.

         Unless the Committee otherwise determines, an optionee's unexercised option granted under the Restated Plan automatically terminates (a) 30 days after the optionee's employment is terminated without cause by the Company or its subsidiary or due to retirement; (b) twelve months after the date of the optionee's death while employed (or twelve months after death within the 30-day period described in (a) above) or nine months after the qualification of the executor or administrator of the deceased optionee's estate, if later; and (c) immediately upon the termination of the optionee's service with the Company or a subsidiary under any other circumstances.

         In order to preserve the benefits intended to be made available under the Restated Plan or outstanding options, the Committee will, in its discretion, make appropriate adjustments in the number, class and kind of shares available under the Restated Plan, the limitation on the number of shares covered by options granted to a single employee, and the number, class, kind and price of shares subject to outstanding options in the event of changes in outstanding Common Stock resulting from changes in the Company's corporate structure or capitalization, such as the payment of a stock dividend, a stock split, a recapitalization, reorganization, merger or consolidation (whether or not the Company is the surviving corporation), a spin-off, liquidation or other substantial distribution of assets or the issuance of Company stock for less than full consideration, or rights or convertible securities with respect to Company stock.

         In the event of (a) a stock sale, consolidation, merger, combination, reorganization or other transaction (other than through a public offering) resulting in less than fifty percent of the combined voting power of the surviving or resulting entity being owned by the shareholders of the Company immediately prior to such transaction, (b) a liquidation, dissolution or other disposition of all or substantially all of the assets or business of the Company, or (c) a public offering of Common Stock of the Company pursuant to a registration statement declared effective under the Securities Act, the Committee, in its discretion and on such terms and conditions as it deems appropriate, may provide that: any outstanding options shall become exercisable; outstanding options shall be adjusted by substituting shares or other securities of the surviving corporation, a successor to the Company, or another corporation that is a party to the transaction having approximately the same value as the shares of Common Stock covered by any such options; and/or that outstanding options shall be cashed out based upon the highest value of the consideration receivable in such transaction for Common Stock subject to such an option, or, if higher, the highest fair market value of the Common Stock during the 30 business days immediately prior to the closing or expiration date of such transaction, less the option exercise price thereof. The Committee may, in its discretion, provide that any options subject to any such acceleration, adjustment or conversion cannot be exercised after such an event.

         Persons exercising options under the Restated Plan are required to pay, or make other arrangements satisfactory to the Company to pay, tax withholding obligations arising under applicable law with respect to such options. Such taxes must be paid in cash or, if permitted by the Committee, an optionee may elect to satisfy all or a part of such tax obligations by the withholding of Common Stock otherwise deliverable upon the exercise of the optionee's option or by tendering shares of Common Stock already owned by the optionee, in accordance with the Restated Plan and procedures approved by the Committee.

         The Restated Plan will terminate on December 1, 2006, unless the Restated Plan is terminated earlier by the Board or due to delivery of all shares of Common Stock available under the Restated Plan; however, any option outstanding when the Restated Plan terminates will remain outstanding until it expires or is exercised. The Board may amend the Restated Plan, and the Committee may amend any outstanding option, at any time; however, no such amendment may impair the previously accrued rights of an optionee under an outstanding option without the optionee's consent. The Company must obtain approval of the stockholders, if such approval is required by any applicable law (including requirements relating to ISOs) or rule, of any amendment of the Restated Plan that would: (a) except as described above in the event of capital changes of the Company, decrease the minimum option exercise price required by the Restated Plan or increase the number of shares of Common Stock that may be delivered under the Restated Plan; (b) change the class of persons eligible to receive options under the Restated Plan; or (c) extend the duration of the Restated Plan or the exercise period of any option.

         The approximate number of individuals as of September 28, 1999 in the following classes eligible to participate in the Restated Plan is as follows:
(a) 27 officers and other employees of the Company; and (b) 3 non-employee directors.

         The market value of the Common Stock as of September 28, 1999, is $8.00 per share.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain significant United States Federal income tax consequences, under the Internal Revenue Code, as in effect on the date of this summary, applicable to the Company and recipients of options under the Restated Plan (referred to as "optionees"), in connection with the grant and exercise of options under the Restated Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes.

         The grant of stock options under the Restated Plan will not result in taxable income to optionees or an income tax deduction for the Company. However, the transfer of Common Stock to optionees upon exercise of their options may or may not give rise to taxable income to such optionees and tax deductions for the Company, depending upon whether the options are incentive stock options ("ISOs") or stock options not intended to qualify as ISOs ("non-qualified stock options" or "NQOs").

         The exercise of a NQO by an optionee generally results in immediate recognition of taxable ordinary income by the optionee and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of Common Stock purchased, on the date of such exercise, exceeds the aggregate option price. Any appreciation or depreciation in the fair market value of such shares after the date of such exercise will generally result in a capital gain or loss of the optionee at the time he or she disposes of such shares.

         In general, the exercise of an ISO by an optionee is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company at any time unless the optionee disposes of the Common Stock purchased thereby within two years of the date such ISO was granted or one year of the date of such exercise (a "disqualifying disposition"). If these holding period requirements under the Internal Revenue Code are satisfied, and if the optionee has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise (or twelve months in the case of termination of employment due to disability), then such optionee will recognize any gain or loss upon disposition of such shares as capital gain or loss. However, if the optionee makes a disqualifying disposition of any such shares, he or she will generally be obligated to report as taxable ordinary income for the year in which such disposition occurred, the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the ISO was exercised, over the option price paid for such shares. The Company is generally entitled to a tax deduction in the amount so reported by the optionee. Any additional gain realized by such optionee on such a disqualifying disposition of such shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the ISO, the difference would be a capital loss for the optionee.

         Under Section 162(m) of the Internal Revenue Code, the Company may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to the Chief Executive Officer of the Company or any one of the other four highest paid executive officers who are employed by the Company on the last day of the Company's taxable year. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by the Company's shareholders is not subject to this deduction limitation. Under a separate exception to the deduction limitations of
Section 162(m) of the Internal Revenue Code, compensation resulting from the exercise of options granted under the Restated Plan within a reliance period, provided under Section 162(m) of the Internal Revenue Code, will generally be deductible by the Company without regard to the limitations otherwise imposed by
Section 162(m) of the Internal Revenue Code. Compensation resulting from the exercise of options granted under the Restated Plan after such reliance period ends is not intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

         Under certain circumstances, accelerated vesting or exercise of options granted to optionees under the Restated Plan in connection with a "change of control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute payment provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the optionee would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.

                                NEW PLAN BENEFITS

                         AMENDED AND RESTATED 1997 STOCK
                      OPTION PLAN, AS AMENDED AND RESTATED

                                                                                             Number Value ($)
Name and Position                                                             Dollar         of Units (#)
-----------------                                                             ------         ----------------
David A. Schwedel
Chief Executive Officer, President and Director (a)...............              --                 --
Timothy W. Richardson
Chief Information Officer (a).....................................              --                 --
Kenbian A. Ng
Chief Financial Officer (a).......................................              --                 --
Executive Group (a)...............................................              --                 --
Non-Executive Director Group(a)...................................              --                 --
Non-Executive Officer Employee Group (a)..........................              --                 --

---------------------
(a) The benefits or amounts to be received under the Restated Plan by such individual or group are not determinable. All officers, directors and employees are eligible to receive benefits under the Restated Plan, but only upon the determination of the Committee. No such determination will be made until the shareholders approve the Restated Plan. No benefits were awarded under the Restated Plan during the fiscal year ended December 31, 1998.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS AND COMMITTEE

         Approval of the Restated Plan requires the affirmative vote of a majority of all the issued and outstanding shares of the Common Stock entitled to vote thereon. Accordingly, abstentions and broker non-votes will have the effect of a vote against this proposal

         THE BOARD OF DIRECTORS AND THE COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE FOR THE RESTATED PLAN. PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE RESTATED PLAN, AS AMENDED AND RESTATED UNLESS STOCKHOLDERS DESIGNATE OTHERWISE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 28, 1999, certain information known by the Company with respect to the ownership of shares of Common Stock as to (i) all persons who are beneficial owners of more than 5% of the Common Stock of the Company, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) the directors and executive officers of the Company as a group. Each person's address is c/o the Company's principal offices at 2701 South Bayshore Drive, 5th Floor, Coconut Grove, Florida 33133.

                                                         Amount and Nature of
              Name and Address                         the Beneficial Ownership                    Ownership
             of Beneficial Owner                            of Common Stock                       Percentage
----------------------------------------------     ----------------------------------    ------------------------------
David A. Schwedel                                            3,083,000(1)                               40.4%

Timothy W. Richardson                                           40,000(2)                                *

Kenbian A. Ng                                                   19,000(3)                                *

Roger A. Trombino                                              102,000(4)                                1.3%

Dan Gallagher                                                  102,000(4)                                1.3%

George Glazer                                                   90,000(5)                                1.2%

Roger A. Baumann                                               472,579                                   6.2%

Gandhara Foundation                                            471,429                                   6.2%

Leonard A. Wien                                                628,000(6)                                8.2%

All executive officers and directors                         3,436,000(7)                               45.1%
  (6 persons)

--------------------

(1) The number of shares includes (i) fully vested options held by David Schwedel to purchase 920,000 shares of Common Stock and (ii) warrants issued to DAS Consulting, Inc., a corporation wholly owned by David Schwedel, exercisable at any time for 3,000 shares of Common Stock.
(2) The number reflects fully vested options to purchase 40,000 shares of Common Stock.
(3) This number reflects fully vested options to purchase 19,000 shares of Common Stock.
(4) This number reflects fully vested options to purchase 102,000 shares of Common Stock.
(5) This number reflects fully vested options to purchase 90,000 shares of Common Stock.
(6) These shares are held by the Wien Family Holdings Limited Partnership. Mr. Wien, a private investor, is the general partner of the partnership and has both voting and investment power over the partnership. The number reflected includes warrants exercisable at any time for 3,000 shares of Common Stock.
(7) This number includes (i) fully vested options to purchase 1,273,000 shares of Common Stock and (ii) warrants exercisable at any time for 3,000 shares of Common Stock.
*      Less than 1%.

                             EXECUTIVE COMPENSATION

         The following is the aggregate annual remuneration of the Company's Chief Executive Officer (the "Named Officer") for the last three fiscal years.*

                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG-TERM
                                                           ANNUAL COMPENSATION(1)                    COMPENSATION
                                                 --------------------------------------------    ----------------------
                                                       FISCAL                                          NUMBER OF
NAME AND PRINCIPAL POSITION                             YEAR                  SALARY                OPTIONS GRANTED
----------------------------------------------   -------------------   ----------------------    ----------------------
David A. Schwedel                                       1998                  $75,000                           -0-
Chief Executive Officer,                                1997                  $75,000                      450,000
President and Director                                  1996                  $65,000                      420,000

* No officer or director was paid more than $100,000 by the Company per year.

(1) Columns for "Bonus" and "Other Annual Compensation" have been omitted because no bonus or other annual compensation were paid during each year presented.

OPTIONS GRANT TABLE

         No options were granted to any named Officer in 1998.

STOCK OPTION PLANS

         1996 INCENTIVE STOCK OPTION PLAN. The Company's 1996 Incentive Stock Option plan, as amended, allows the Company to issue, in the aggregate, options for up to 900,000 shares of the Company's Common Stock to selected employees. The options may be exercised at a price that is the greater of thirty-three cents per share, the fair market value of the Common Stock on the date of grant, or the book value per share on the date of grant. Each option is 100% vested as of the date of the grant and expires on the fifth anniversary of the date of grant unless terminated earlier.

         AMENDED AND RESTATED 1997 STOCK OPTION PLAN. The Company's Restated Plan, not amended and restated as proposed herein, allows the Company to issue, in the aggregate, options for up to 2,000,000 shares of the Company's Common Stock to selected employees, directors or consultants of the Company. The options may be exercised at a price that is the greater of thirty-three cents per share, the fair market value of the Common Stock on the date of grant, or the book value per share on the date of grant. The options vest over a period of four years with an initial vesting of 20% on the date of grant with an additional 20% vesting on each anniversary thereafter. Each option shall expire on the fifth anniversary of the date of grant unless terminated earlier.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                             FOR 2000 ANNUAL MEETING

         Any stockholder intending to submit to the Company a proposal for inclusion in the Company's proxy materials relating to the 2000 Annual Meeting must submit such proposal so that it is received by the Company no later than January 1, 2000.

                                  OTHER MATTERS

         The Company is not aware of any matters that may be presented for action by the stockholders at the Special Meeting other than those set forth above. If any other matter shall properly come before the Special Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

         STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          /s/ David A. Schwedel
                                          DAVID A. SCHWEDEL
                                          Chief Executive Officer,
                                          President and Director

October __, 1999
Coconut Grove, Florida

                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN

                                 MAREX.COM, INC.

                  1. PURPOSE. The purpose of the MAREX.com, Inc. 1997 Stock Option Plan, as amended and restated effective as of October 1, 1999, is to promote the interest of MAREX.com, Inc. (the "Company"), and its Subsidiaries and shareholders by permitting the Company to award to selected groups of employees, directors or consultants of the Company and its Subsidiaries options to purchase shares of the Common Stock of the Company, the award to be based upon relative profit contribution achieved during the fiscal year preceding such award. The Plan will serve as a direct incentive to each member of the participating groups to increase the profitability of the Company and its Subsidiaries.

                  2. DEFINITIONS. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

                  (a) "AGREEMENT" - a stock option award agreement or letter evidencing an Option.

                  (b) "BOARD" - the Board of Directors of the Company.

                  (c) "CODE" - the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

                  (d) "COMMITTEE" - the Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

                  (e) "COMPANY" - MAREX.com, Inc., a Florida corporation, or any successor entity.

                  (f) "FAIR MARKET VALUE" - of a share of Stock as of a given date shall be: (i) the mean of the highest and lowest reported sale prices for a share of Stock, on the principal exchange on which the Stock is then listed or admitted to trading, for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used;
(ii) if the Stock is not then listed or admitted to trading on a stock exchange, the mean of the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq National Market (or any successor or similar quotation system regularly reporting the market value of the Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event each of the methods provided for in clauses (i) and (ii) above shall not be practicable, the fair market value determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date; PROVIDED, HOWEVER, that for purposes of paragraphs (a) and (g) of Section 6, such fair market value shall be determined subject to Section 422(c)(7) of the Code.

                  (g) "ISO" or "INCENTIVE STOCK OPTION" - an option to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

                  (h) "NOTICE" - written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company's executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company's Chief Financial Officer or sent by facsimile to the Company, or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at The Coconut Grove Bank Building, 2701 South Bayshore Drive, 5th Floor, Coconut Grove, Florida 33133, Attention: Chief Financial Officer.

                  (i) "OPTION" - an option to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in
Section 6. Options may be either ISOs or stock options other than ISOs.

                  (j) "OPTIONEE"- an individual who is eligible, pursuant to
Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who has been granted an Option under the Plan in accordance with the terms and conditions set forth in Section 6.

                  (k) "PLAN" - this MAREX.com, Inc. 1997 Stock Option Plan, as amended and restated effective October 1, 1999.

                  (l) "SECURITIES ACT" - the Securities Act of 1933, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

                  (m) "STOCK" - the $0.01 par value Common Stock of the Company.

                  (n) "SUBSIDIARY" - shall mean (i) any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Code and (ii) for purposes of Options which are not ISOs, any partnership, limited liability company or unincorporated entity in which the Company presently or in the future owns, directly or indirectly, an aggregate profits interest or capital interest of fifty percent (50%) or more, which the Committee in its discretion determines will be a "Subsidiary" for purposes of the Plan.

                  3. ADMINISTRATION OF THE PLAN. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee.

                  (b) The Committee shall be appointed from time to time by the Board, and the Committee shall consist of not less than three (3) members of the Board. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

                  (c) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or paragraph (a) of this Section 3, and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to: interpret the Plan and the Agreements; construe any ambiguous provision of the Plan and/or the Agreements; determine and specify (A) the classes or groups of eligible employees, directors and consultants to whom Options shall be granted under the Plan, which may be based upon information furnished to the Committee by the Company's management,
(B) any minimum profit performance of the Company or a Subsidiary necessary to qualify individual members of such classes or groups to receive Options, (C) the formula by which the number of shares of Stock to be included in each Option shall be determined (such formula shall take into account profit performance of the Company for the year prior to the grant in the case of both operating personnel and management and staff personnel), (D) the periods for which Options will be outstanding, and (E) the time or times, not more than once each calendar year, as to any group or class, at which Options may be granted under the Plan; decide all questions concerning eligibility for and the amount of Options granted under the Plan; determine whether an Option shall take the form of an ISO or Option other than an ISO; establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan; to the extent permitted under the Plan and the applicable Agreement, grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option; to the extent permitted under the applicable Agreement, permit the transfer of an Option or the exercise of an Option by one other than the Optionee who received the grant of such Option (other than any such a transfer or exercise which would cause any ISO to fail to qualify as an "incentive stock option" under Section 422 of the Code); correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Option; to the extent permitted by the Plan, amend or adjust the terms and conditions of any outstanding Option and/or adjust the number and/or class of shares of Stock subject to any outstanding Option; in accordance with the terms of the Plan, establish and administer any terms, conditions, performance goals, performance targets, restrictions, limitations and other provisions of any Options; at any time and from time to time after the granting of an Option, specify such additional terms, conditions and restrictions with respect to any such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee's exercise of Options by tendering shares of Stock or under a "cashless exercise" program established by the Committee, and methods of withholding or providing for the payment of required taxes; adopt such procedures and subplans and grant Options on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Agreement.

                  (d) Each Option shall be evidenced by an Agreement, which shall be executed by the Company and the Optionee to whom such Option has been granted, unless the Agreement provides otherwise; HOWEVER, two or more Options to a single Optionee may be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Option; HOWEVER, no person shall have any rights under any Option unless and until the Optionee to whom the Option shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Option, unless such Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Option. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; PROVIDED that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

                  (e) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

                  (f) The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys or consultants, accountants, appraisers, brokers or other persons as it deems necessary or appropriate. In accordance with Section 12, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or such other persons.

                  (g) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

                  (h) Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this
Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; PROVIDED, HOWEVER, the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (h) of
Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

                  4. SHARES OF STOCK SUBJECT TO THE PLAN. (a) The shares of stock subject to Options granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan is 4,000,000.

                  (b) Notwithstanding any of the foregoing limitations set forth in this Section 4, the numbers of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

                  (c) Any shares of Stock subject to an Option which for any reason expires or is terminated without having been fully exercised may again be granted pursuant to an Option under the Plan, subject to the limitations of this
Section 4.

                  (d) Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or a Subsidiary in connection with the Company or a Subsidiary acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(i), shall not reduce the maximum number of shares of Stock available for delivery under the Plan.

                  5. ELIGIBILITY. Executive and other employees, including officers, of the Company and the Subsidiaries, directors (whether or not also employees) of the Company or any Subsidiary; and consultants to the Company and the Subsidiaries, shall be eligible to become Optionees and receive Options in accordance with the terms and conditions of the Plan.

                  6. TERMS AND CONDITIONS OF STOCK OPTIONS. All Options granted under the Plan shall be either ISOs or Options other than ISOs, as stated in the applicable Agreement or a resolution of the Committee applicable to such Options. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement. Options need not be uniform as to all grants and recipients thereof.

                  (a) The option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; PROVIDED, HOWEVER, that, subject to paragraphs (g)(C) and/or (i) of this Section 6, if applicable, such price applicable to any ISO shall not be less than the greater of (A) thirty three cents ($.33), (B) 100% of the Fair Market Value of a share of Stock at the time that the ISO is granted, and (C) 100% of the book value (as determined by the Committee in its good faith discretion) of a share of Stock at the time the ISO is granted.

                  (b) Each Option shall be exercisable, in whole or in part, on or after the date such Option is granted, in accordance with the following chart:

               ------------------------------------------ -------------------
                                                            PERCENTAGE OF
                        DATES FIRST EXERCISABLE                OPTION
                                                               SHARES
               ------------------------------------------ -------------------
                             Date of Grant                       20%
               ------------------------------------------ -------------------
                  First Anniversary of Date of Grant             20%
               ------------------------------------------ -------------------
                  Second Anniversary of Date of Grant            20%
               ------------------------------------------ -------------------
                  Third Anniversary of Date of Grant             20%
               ------------------------------------------ -------------------
                  Fourth Anniversary of Date of Grant            20%
               ------------------------------------------ -------------------
         unless the Committee, in its discretion, determines at the time any Option is granted and specifies in the Agreement, that the Option shall be exercisable at any other times or in any other installments, and/or pursuant to any other conditions, subject to Section 14. To the extent not exercised, exercisable installments of Options shall be exercisable, in whole or in part, in any subsequent period ending not later than five (5) years from the date such Option was granted, unless the Committee specifies another period, not in excess of ten (10) years from the date such Option was granted, in the Agreement, subject, in all events, to paragraph (g)(C) of this Section 6 and the other terms and conditions of the Plan and the Agreement.

                  (c) An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of fifty (50) shares or the full number of shares of Stock then subject to the Option. No fractional shares of Stock shall be issued upon the exercise of an Option.

                  (d) Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 9. Payment shall be made:

                           (i) in United States dollars by personal check, bank
                  draft, money order or wire transfer;

                           (ii) if permitted by applicable law, by tendering to
                  the Company shares of Stock, duly endorsed for transfer to the Company, already owned by the person exercising the Option (or by such person and his or her spouse jointly) for at least six
                  (6) months prior to the tender thereof and not used for another such exercise during such six (6) month period, and having a Fair Market Value on the date on which the Option is exercised equal to the cash exercise price of the shares purchased under such Option;

                           (iii) in accordance with any "cashless exercise"
                  program established by the Committee; or

                           (iv) by any combination of the consideration provided
                  in the foregoing clauses (i), (ii) and (iii);

         or in any other manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Agreement.

                  (e) No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

                  (f) An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of the Company, a Subsidiary or of another corporation referred to in Section 422(a)(2) of the Code; PROVIDED, HOWEVER:

                           (i) a former employee of the Company, a Subsidiary or
                  such other corporation may exercise his or her Option within the period of thirty (30) days immediately following involuntary termination of such employment without "cause" or termination of such employment due to retirement under the Retirement Plan of the Company (all as determined by the Committee, in its discretion), or the stated period of the Option, if shorter, to the extent such Option was exercisable, in accordance with paragraph (b) of this Section 6 or similar installment exercise provisions contained in the applicable Agreement, as of the date of such termination of employment;

                           (ii) if an employee dies while employed by the
                  Company, a Subsidiary or such other corporation, the deceased employee's unexercised Option may be exercised, in accordance with Section 11(b), in whole or in part, irrespective of satisfaction of the installment exercise provisions under paragraph (b) of this Section 6, or similar installment exercise provisions contained in the applicable Agreement, within the period of twelve (12) months following his or her death, or nine (9) months after the date of qualification of the executor or administrator of the deceased Optionee's estate, if later, but, in any case, not later than expiration of the stated period of the Option; and

                           (iii) if a former employee dies during the thirty
                  (30)-day period immediately following termination of his or her employment within which such deceased employee's Option is exercisable pursuant to clause (i) above of this Section 6(f), such Option, to the extent not previously exercised, may be exercised, in accordance with Section 11(b), in whole or in part, to the extent such Option was exercisable in accordance with such clause (i) above as of the date of such former employee's death, within the period of twelve (12) months following his or her death, or nine (9) months after the date of qualification of the executor or administrator of the deceased Optionee's estate, if later, but, in any case, not later than expiration of the stated period of the Option.

         Notwithstanding the foregoing, the Committee may determine in its discretion that an Option may be otherwise exercised prior to expiration of such Option following termination of such continuous employment, directorship or consultancy, whether or not exercisable at such time, to the extent provided in the applicable Agreement.

                  (g) (A) No ISO shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or any of its Subsidiaries on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under
         Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                           (B) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan or any other "incentive stock option" plans of the Company and any Subsidiary, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

                           (C) No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is not less than the greater of (A) one dollar ten cents ($1.10), (B) 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and (C) 110% of the book value of a share of Stock (as determined by the Committee in its good faith discretion) on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five (5) years from such date of grant.

                  (h) An Option and any shares of Stock received upon the exercise of an Option shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the

         Committee may establish in its discretion and which are specified in the Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or
         (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Agreement to give such notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such notice.

                  (i) In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for stock options granted by another corporation that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the option exercise price and other terms and conditions of such substitute Options.

                  7. TRANSFER, LEAVE OF ABSENCE. For purposes of the Plan, a transfer of an employee from the Company to a Subsidiary, whether or not incorporated, or vice versa, or from one Subsidiary to another, and a leave of absence, duly authorized in writing by the Company or a Subsidiary, shall not be deemed a termination of employment of the employee.

                  8. RIGHTS OF EMPLOYEES AND OTHER PERSONS. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

                           (b) Nothing contained in the Plan or in any Agreement
shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or the Subsidiaries nor restrict in any way the right of the Company or any Subsidiary to terminate any employee's employment or any director's directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or the Subsidiaries, or alter any relationship between them, including any right of the Company or a Subsidiary to terminate its relationship with such consultant.

                           (c) The adoption of the Plan shall not be deemed to
give any employee of the Company or any Subsidiary or any other person any right to be selected to participate in the Plan or to be granted an Option.

                           (d) Nothing contained in the Plan or in any Agreement
shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Subsidiary, nor be construed as limiting in any way the right of the Company or any Subsidiary to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

                  9. TAX WITHHOLDING OBLIGATIONS. (a) The Company and/or any Subsidiary are authorized to take whatever actions are necessary and proper to satisfy all obligations of Optionees (including, for purposes of this Section 9, any other person entitled to exercise an Option pursuant to the Plan or an Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Options (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 9).

                           (b) Each Optionee shall (and in no event shall Stock
be delivered to such Optionee with respect to an Option until), no later than the date as of which the value of the Option first becomes includible in the gross income of the Optionee for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock subject to such Option, and the

Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Optionee to (i) elect withholding by the Company of Stock otherwise deliverable to such Optionee pursuant to such Option (PROVIDED, HOWEVER, that the amount of any Stock so withheld shall not exceed the minimum required withholding obligation taking into account the Optionee's effective tax rate and all applicable Federal, state, local and foreign taxes) and/or (ii) tender to the Company Stock owned by such Optionee (or by such Optionee and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations.

                  10. CHANGES IN CAPITAL. (a) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, the aggregate number, class and kind of shares of stock available under the Plan as to which Options may be granted and the number, class and kind of shares under each outstanding Option and/or the option price per share applicable to any such Options shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options.

                           (b) In the event of (i) a stock sale, merger,
consolidation, combination, reorganization or other transaction (other than through a public offering of Common Stock of the Company) resulting in less than fifty percent (50%) of the combined voting power of the surviving or resulting entity being owned by the shareholders of the Company immediately prior to such transaction, (ii) the liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets or business of the Company (other than, in the case of either clause (i) or (ii) above, in connection with any employee benefit plan of the Company or a Subsidiary), or
(iii) a public offering of Common Stock of the Company pursuant to a registration statement declared effective under the Securities Act:

                           (1) In its discretion and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by a resolution adopted prior to the occurrence of such event, that any outstanding Option shall be accelerated and become immediately exercisable as to all or a portion of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Agreement.

                           (2) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of such event, that any outstanding Option shall be adjusted by substituting for Stock subject to such Option stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price shall remain the same and the amount of shares or other securities subject to the Option shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Optionee if the Option had been exercised in full (or with respect to a portion of such Option, as determined by the Committee, in its discretion) prior to such transaction or expiration date and the Optionee exchanged all of such shares in the transaction.

                           (3) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of such event, any outstanding Option shall, in each case, be converted into a right to receive cash following the closing date or expiration date of the transaction in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the 30 consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

                           (4) The Committee may, in its discretion, provide that an Option cannot be exercised after such an event, to the extent that such Option becomes subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs (1), (2) or (3) of this subsection 10(b).

No Optionee shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Optionee. Any actions or determinations of the Committee under this Subsection 10(b) need not be uniform as to all outstanding Options, nor treat all Optionees identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 10 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

                  11. MISCELLANEOUS PROVISIONS. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Option. Proceeds from the sale of shares of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

                           (b) Except as otherwise provided in this paragraph
(b) of Section 11 or by the Committee, an Option by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by him or her. At the Committee's discretion, an Agreement may permit the exercise of an Optionee's Option (or any portion thereof) after his or her death by the beneficiary most recently named by such Optionee in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Optionee by will or by the laws of descent and distribution. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee's beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Optionee's estate or the proper legatees or distributees thereof or the named beneficiary of such Optionee, or the valid transferee of such Option, as applicable.

                           (c) If at any time the Committee shall determine, in
its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

                           (d) The Committee may require each person receiving
Stock in connection with any Option under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. Any such restrictions shall be set forth in the applicable Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

                           (e) The Committee may, in its discretion, extend one
or more loans to Optionees who are key employees of the Company or a Subsidiary in connection with the exercise or receipt of an Option granted to any such employees. The terms and conditions of any such loan shall be set by the Committee.

                           (f) By accepting any benefit under the Plan, each
Optionee and each person claiming under or through such Optionee shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board.

                           (g) Neither the adoption of the Plan nor anything
contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary, or prevent or limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for their employees or consultants or directors, or grant or assume options or other rights otherwise than under the Plan.

                           (h) The Plan shall be governed by and construed in
accordance with the laws of the State of Florida, except as superseded by applicable Federal law.

                           (i) The words "Section" and "paragraph" shall refer
to provisions of the Plan, unless expressly indicated otherwise.

                           (j) Notwithstanding any other provision of the Plan
to the contrary, no provision of the Plan (including, without limitation, Section 10) shall be applied to give any Optionee to whom the Company granted an ISO prior to November 1, 1998, under the terms and conditions of the Plan as in effect at the time of such grant, any additional benefits under such ISO which would result in a "modification" of such ISO within the meaning of Section 424 of the Code.

                  12. LIMITS OF LIABILITY. (a) Any liability of the Company or a Subsidiary to any Optionee with respect to any Option shall be based solely upon contractual obligations created by the Plan and the Agreement.

                  (b) Neither the Company nor a Subsidiary nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

                  13. AMENDMENTS AND TERMINATION. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan; PROVIDED, HOWEVER, no such amendment, alteration, suspension, or termination shall be made which would impair the previously accrued rights of any holder of an Option theretofore granted without his or her written consent or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any requirements under the Code relating to ISOs or (ii) any applicable law, regulation or rule), would:

                  (a) except as is provided in Section 10, increase the maximum number of shares of Stock which may be sold or awarded under the Plan;

                  (b) except as is provided in Section 10, decrease the minimum option exercise price requirements of Section 6(a);

                  (c) change the class of persons eligible to receive Options under the Plan; or

                  (d) extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

                  The Committee may amend the terms of any Option theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall impair the previously accrued rights of any Optionee without his or her written consent.

                  14. DURATION. Following the adoption of the Plan by the Board, the Plan shall become effective as of the date on which it is approved by the holders of a majority of the Company's outstanding Stock which is present and voted at a meeting, or by written consent in lieu of a meeting, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The Plan shall terminate upon the earliest to occur of:

                  (a) the effective date of a resolution adopted by the Board terminating the Plan;

                  (b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan's provisions;

                  (c) ten (10) years from the date the Plan is approved by the Company's shareholders; or

                  (d) December 1, 2006.

No Option may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this
Section 14; HOWEVER, Options theretofore granted may extend beyond such date.

                  No such termination of the Plan shall affect the previously accrued rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Agreement.

                                                      AFFILIATED NETWORKS, INC.
                                         SPECIAL MEETING OF STOCKHOLDERS--NOVEMBER 16, 1999

P                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

R                 The undersigned stockholder of AFFILIATED NETWORKS, INC. does hereby nominate, constitute and appoint David A.
         Schwedel and Kenbian A. Ng., the true and lawful proxies, agents and attorneys of the undersigned, with full power of
O        substitution, to vote for the undersigned all of the Common Stock of said corporation standing in the name of the undersigned at the close of business on October 12, 1999 at the Special Meeting of Stockholders to be held at 2701 South
X        Bayshore Drive, 5th Floor, Coconut Grove, Florida 33133, on November 16, 1999 at 10:00 a.m. or at any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present as follows
Y        on the reverse side.

-----------                                                                                                           -----------

    SEE                                                                                                                   SEE
  REVERSE                                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE                                 REVERSE
    SIDE                                                                                                                  SIDE

-----------                                                                                                           -----------



[X]  Please mark votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE TWO
PROPOSALS.
1.   Amendment of the Amended and Restated Articles     NOTE: Please sign name exactly as your name (or
     of Incorporation of the Company to change the            names) appears hereon. When signing as
     name of the Company to "MAREX.com, Inc."                 attorney, executor, administrator, trustee or
                                                              guardian please give full title.  If more than one
         FOR          AGAINST       ABSTAIN                   trustee, all should sign.  All joint owners must
                                                              sign.
         [ ]            [ ]           [ ]

2.   Amendment and Restatement of the Company's                    Signature:_____________________  Date: ___________
     Amended and Restated 1997 Stock Option Plan, as
     amended, to increase the maximum number of                    Signature:_____________________  Date: ___________
     shares which may be subject to options granted
     under the Plan by 2,000,000 shares.                     PLEASE FILL IN, DATE, SIGN AND MAIL THIS
                                                             PROXY PROMPTLY IN THE ENCLOSED
                                                             ENVELOPE, WHICH REQUIRES NO POSTAGE IF
         FOR          AGAINST       ABSTAIN                  MAILED IN THE UNITED STATES.

         [ ]            [ ]           [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.